UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 OR 15(d) of

                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported)    December 18, 2003
                                                        ------------------------

                                 Ultratech, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                    0-22248                   94-3169580
----------------------------  ------------------------  ------------------------
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                    Identification No.)

  3050 Zanker Road, San Jose, California                           95134
-------------------------------------------------------- -----------------------
 (Address of principal executive offices)                       (Zip Code)

        Registrant's telephone number, including area code      (408) 321-8835
                                                               -----------------



 ------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.           Exhibits



                  Exhibit           Description
                  -------           -----------

                  99.1              Financial Update by CFO December 18, 2003



Item 9.           Regulation FD Disclosure



On December 18, 2003 Ultratech, Inc. posted an update to its quarterly teleconference guidance on its company world wide web at www.ultratech.com. The full text of this message is included as Exhibit 99.1 hereto.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                 ULTRATECH, INC.
 -------------------------------------------------------------------------------
                                  (Registrant)



Date:  December 18, 2003    By: /s/BRUCE R. WRIGHT
      -------------------       ------------------------------------------------
                                 Bruce R. Wright
                                 Senior Vice President, Finance and Chief
                                 Financial Officer (Duly Authorized Officer
                                 and Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX



Exhibit           Description
-------           -----------

99.1              Financial Update by CFO   December 18, 2003.